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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                       FORM 8-K



                                    CURRENT REPORT
                          Pursuant to Section 13 or 15(d) of
                         THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported): FEBRUARY 22, 1999



                                  BEST BUY CO., INC.
                  (Exact name of registrant as specified in charter)


         MINNESOTA                     1-9595                   41-0907483
       (State or other             (Commission File         (I.R.S. Employer
       jurisdiction of             Number)                 Identification No.)
       incorporation)

             7075 FLYING CLOUD DRIVE, EDEN PRAIRIE, MINNESOTA        55344
             (Address of principal executive offices)            (Zip Code)



            Registrant's telephone number, including area code: 612\947-2000


                                       NO CHANGE
              (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     On February 22, 1999, Best Buy Co., Inc., announced a 2-for-1 stock split, payable in the form of a 100% stock dividend. Shareholders of record on Thursday, March 4, 1999, will receive one additional share for every share held, to be issued on Thursday, March 18, 1999. After the split, the company will have approximately 200 million shares outstanding.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS

     99   Press Release issued February 22, 1999.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BEST BUY CO., INC.
                                         (Registrant)


Date: February 22, 1999                By: /s/ELLIOT S. KAPLAN
                                           -----------------------------------
                                           Elliot S. Kaplan, Secretary

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